UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): FEBRUARY 24, 2005



                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

        DELAWARE                      0-29227                  06-1566067
(State of incorporation)       (Commission File No.)          (IRS Employer
                                                           Identification No.)

                              100 CRYSTAL RUN ROAD
                           MIDDLETOWN, NEW YORK 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 24, 2005, Rocco B. Commisso, Chairman and Chief Executive Officer of Mediacom Communications Corporation (the "Registrant"), pursuant to authority granted to Mr. Commisso by the Compensation Committee of the Registrant and within the guidelines approved by the Compensation Committee, determined the compensation arrangements of the Registrant's named executive officers serving in such capacity as of December 31, 2004 (the "Named Executive Officers").

ANNUAL BASE SALARY

     The Chairman determined that the Named Executive Officers will receive the following base salaries, effective January 1, 2005.


Mark E. Stephan                 Executive Vice President, Chief                 $ 280,000
                                Financial Officer and Treasurer
John G. Pascarelli              Executive Vice President, Operations            $ 270,000
Italia Commisso Weinand         Senior Vice President, Programming and          $ 220,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel          $ 220,000
                                and Secretary


Annually,   each  Named  Executive  Officer  will  have  the  choice  to  use  a
Registrant-owned/leased automobile or receive a $10,000 benefit allowance.

BONUS

     The Chairman determined that the Named Executive Officers will receive the following bonus payments for performance in 2004.


Mark E. Stephan                 Executive Vice President, Chief                  $ 50,000
                                Financial Officer and Treasurer
John G. Pascarelli              Executive Vice President, Operations             $ 45,000
Italia Commisso Weinand         Senior Vice President, Programming and           $ 35,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel           $ 35,000
                                and Secretary


STOCK OPTION GRANTS

     The Chairman determined that the Named Executive Officers will receive the following stock option grants under the Registrant's 2003 Incentive Plan for performance in 2004 at an exercise price of $5.42 per share, which was the closing price of the Registrant's Class A common stock on February 23, 2005. The options are subject to vesting in four equal installments commencing on February 24, 2006 and expire on February 24, 2011.


Mark E. Stephan                 Executive Vice President, Chief                    30,000
                                Financial Officer and Treasurer
John G. Pascarelli              Executive Vice President, Operations               35,000
Italia Commisso Weinand         Senior Vice President, Programming and             22,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel             22,000
                                and Secretary


RESTRICTED STOCK UNIT GRANTS

     The Chairman determined that the Named Executive Officers will receive the following restricted stock unit grants under the Registrant's 2003 Incentive Plan. The restricted stock units will vest on February 24, 2009.


Mark E. Stephan                 Executive Vice President, Chief                   130,000
                                Financial Officer and Treasurer
John G. Pascarelli              Executive Vice President, Operations              130,000
Italia Commisso Weinand         Senior Vice President, Programming and            100,000
                                Human Resources
Joseph E. Young                 Senior Vice President, General Counsel            100,000
                                and Secretary


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005


                                      MEDIACOM COMMUNICATIONS CORPORATION



                                      By: /s/ Mark E. Stephan
                                          -------------------------------
                                          Mark E. Stephan
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Treasurer